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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                      20549



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15[d] of
                       The Securities Exchange Act of 1934



         DATE OF REPORT [Date of earliest event reported]: July 12, 1999



                           LASER VISION CENTERS, INC.
                    [Exact name of Issuer as specified in its charter]



Delaware                           1-10629             43-153003
[State or other                  [Commission         [IRS Employer
jurisdiction of                  File Number]       Identification
incorporation]                                         Number]



                      540 Maryville Centre Drive, Suite 200
                            St. Louis, Missouri 63141
                    [Address of Principal Executive Offices]




                    Issuer's telephone number: [314] 434-6900




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                                    FORM 8-K

ITEM 5. OTHER EVENTS


         On July 12, 1999, the Company announced that its Board of Directors approved a two-for-one stock split of its common stock, $0.01 par value, to be effected in the form of a one hundred percent stock dividend. Stockholders of record as of the close of business on July 23, 1999 will be issued one additional share of common stock for each share of common stock held as of the close of business on July 23, 1999. The distribution date for this stock dividend will be on or about August 9, 1999.

         On July 12, 1999, the Company issued a press release pertaining to these matters; a copy of that press release is attached hereto as an exhibit.

ITEM 7(c). LIST OF EXHIBITS FILED

99.1     Press Release




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FORM 8-K



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      LASER VISION CENTERS, INC.




                                                  BY: /S/ John J. Klobnak
                                                     --------------------------
                                                        John J. Klobnak
                                                        Chief Executive Officer



Date:  July 19, 1999



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